EQUIPMENT	12 Months Ended
Jun. 30, 2018
Equipment
EQUIPMENT

Equipment consists of the following:

		June 30, 2018		June 30, 2017
	Cost	AccumulatedDepreciation	Net	Net
Equipment	$151,188	$12,770	$138,418	$-

During the year ended June 30, 2018, the Company expensed $12,770 in depreciation (June 30, 2017 – $nil; June 30, 2016 – $nil) which has been recorded as cost of sales in relation to the below lease agreement.

The Company entered into an operating lease on February 1, 2018 with an unrelated party (the “Lessee”), under which the Lessee agreed to lease the above equipment for an initial period of twelve months. The Lessee shall make monthly payments of USD $5,040 due on or before the first day of each respective month. During the year ended June 30, 2018, the Company had rental income in the amount of $24,159 outstanding as a result of this lease. The Company has not recorded revenue for the rental income pending a determination by the Company that collectability is reasonably assured. The Company expects to collect the outstanding balance related to the lease agreement and will recognize revenue upon receipt.

The lease will automatically extend for additional twelve month periods unless either party provides notice of its intent to terminate the lease. At June 30, 2018, it is estimated that future minimum lease payments of USD $35,280 are to be charged within the next year.